Exhibit 99.1
Arch Coal, Inc. Analyst Day 2006 Steven F. LeerChairman & CEOArch Coal, Inc. Saint Louis, MissouriJune 7, 2006Arch Coal, Inc. Progressive. Responsible. Vital. Growing.

Forward-looking information This presentation contains “forward-looking statements” future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” - Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous that is, statements related to other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
Slide 2

Agenda Steve Leer, Chairman & CEO John Eaves, President & COO Dave Warnecke, VP-Marketing & Trading Break Dave Peugh, VP-Business Development Bob Messey, Sr. VP & CFO Panel Q&A Session 08:00-08:30 a.m. 08:30-09:00 a.m. 09:00-09:25 a.m. 09:25-09:50 a.m. 09:50-10:15 a.m. 10:15-10:35 a.m. 10:35-11:45 a.m.
Slide 3

Arch Coal Today
Second largest coal producer in the U.S. and one of the largest coal producers in the world
Headquartered in St. Louis, MO, with mining operations and strategic reserves spread across the U.S.
Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation
Supplies roughly 12% of U.S. coal needs Provides source fuel for roughly 6% of U.S. electricity
Diverse senior management team with breadth of experience both within the coal industry and at Arch and its predecessor companies Source: ACI
Slide 4

Arch’s national presence encompasses leading positions in the major U.S. low-sulfur basins Central Appalachia
Source: ACI
Powder River Basin
Western BituminousRegion Slide 5

Arch’s strategic reserve base is predominately low-sulfur
80% of Arch’s 3.1 billion-ton reserve base is compliance quality Western BituminousRegion
2%
Central Appalachia Source: ACI 0.4B IllinoisHigh-Sulfur 0.3B Low-Sulfur 1.9B Powder River Basin 0.5B Compliance Slide 6 9%Source: ACI

Arch’s national operations serve a diversified customer base spanning the U.S.West/East: 55% 26%18% 45% 16%18% 11% 4%Arch Coal
10%Competitor #4 Slide 7 Source: ACI

34%Competitor #1Enterprise value = market value of equity at 5/31/06 plus book value of debt and preferred less cash 12/31/05 (in mm)10%Competitor #3
Arch has the industry’s cleanest balance sheet among major coal producers
Legacy Liabilities as a Percentage of Enterprise Value Largest U.S. Coal Companies24%Competitor #2
mining complex in the Black Thunder mine in the PRB is the largest world for “Web
Slide 8 Source: Bloomberg, SEC filings compiled by ACI

CIOand Arch was named one of Business Week’s Smart 50”Magazine’s “CIO 100”the resourceful use of I.T.
Arch operates some of the largest and most technologically advanced mines in the world Slide 9
$29.48CAPP $28.34
Cost per Ton$10.75WBITIL
2 $6.16
SO($585 allowance price for marker product)$4.12PRB NAPP
$30 $25 $20 $15 $10 $5 $0 $5851-Jun-2006
Allowance Price$143

2Source: Platts, Air Daily, Cantor Fitzgerald, United Market Price Index & ACI calculations SO1-Jan-2003 Our low-sulfur strategy is paying dividends$600$400$200$0Slide 10

Fundamental Changes in U.S Coal Industry
Progressive. Responsible. Vital. Growing.

Energy crisis in 1970s led to higher coal prices but set the stage for excess capacity


Growth in production (69–79): +210 mm tons
U.S. annual coal production (in million tons)
850
750
650
550
450
350
U.S. bituminous coal prices (nominal dollars per ton)
$40
$30
$20
$10
$0
613
781
$6.30
$27.31
Arab Oil Embargo
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979

- U.S. search for energy independence led to a significant investment in the coal industry by oil companies
  - *Coal prices rise but oil companies begin to reinvest profits into significant coal production capacity, creating a surplus of supply*

Slide 12

Source: EIA & EEI

dollars per ton)(nominal coal prices bituminousU.S. $40$30$20$10$0the 6.6$23.92
1998Source: EIA & EEI 1996 1994 1992 1990 1988 1986 1984 1982 $29.17
Mine productivity increased over threefold from 1980 to 19991.91980
86420Productivity gains and deployment of larger equipment exacerbate demand-supply imbalance In addition, high-priced contracts with escalators subsidize marginal production
(tons per miner hour) Slide 13
Productivity gains and high-priced contracts fueled incremental production in ‘80s and ‘90s
productivityU.S.coal mine

Coal enters a "last man standing" phase during 1990s


U.S. nuclear capacity factors
100%
80%
60%
40%
20%
0%
66.1%
89.4%
1990
2001

Competing Fuels

- Utilization of nuclear system increases significantly
- Also, gas "bubble" of 1990s and increasingly stringent environmental regulations push utilities towards natural gas for new capacity

- Overproduction in coal continues to create adverse market conditions
  - *Only the strongest coal companies survive*
  - *Consolidation increases as firms begin exiting industry*
  - *Production rationalization begins*

Slide 14

Source: EIA & EEI

99-05E+2%2004
0220Source: EIA & EEI
0020 9891
89-99+12%6919
9419 9291 8 1990 8
19
79-89+26%8619
8491 0 1982 8
19
7819
69-79+37%7691
1974
7219
07019
12001000800600400200Changes in structure of the U.S. and world markets suggest a sustained upswing in coal markets growth in production(in mm tons)
Decades in the trough for the U.S. coal industry has laid foundation for current cycle Slide 15

Arch was hard at work during those dark and difficult days of the coal cycle



Implemented low-sulfur strategy in wake of CAAA
Ashland Coal merger creates premier CAPP producer (1997)
Debt reduction & asset divestiture fund future growth (1999-2000)
Restructuring creates cleanest balance sheet & sharpens focus in CAPP (2005)
1990
1995
2000
2005
ARCO & Thundercloud acquisitions establish presence in PRB & WBIT (1998)
Canyon Fuel, North Rochelle & Little Thunder acquisitions strengthen PRB & WBIT position (2004)

- While other coal companies exited, Arch doubled down
  - *By acquiring assets in the trough, Arch was able to aggregate some of the industry's best assets*
  - *Focus on low-sulfur properties proved prescient*
  - *Arch was extraordinarily well-positioned as the cycle turned*

Slide 16

Source: ACI

Future of U.S. Coal IndustryArch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Economic growth around the world is putting pressure on energy markets


Oil Consumption and Industrialization
USA
China
India
Japan
South Korea
Per Capita (Barrels per year)
35
30
25
20
15
10
5
0
1900
1910
1920
1930
1940
1950
1960
1970
1980
1990
2000
Source: BP Statistical Review of World Energy; Respective Census Bureaus; Marc Faber Limited, RJ&A Estimates

Slide 18

Source: Raymond James

(market share) 50% 57%19% 15%19% 17%7% 5%2% 4% 3% 2% Source: EIA
3,381
2,041
871993 774752
267 303264
116115 115
2005 20302005 20302005 20302005 20302005 20302005 2030
(Net generation by fuel type in billion megawatt-hours)CoalNuclearNatural GasHydroRenewablesCrude Oil
Coal will fuel most new electricity demand over the next 25 yearsSlide 19
Source: ACI

Potential to increase capacity utilization at existing plants Build New Coal-Fueled Capacity Announced plans to build 90GW ofcoal-fueled capacity in U.S.Btu-Conversion Technologies Converting coal into natural gas or a transportation fuel can open new markets
Demand is evolving by boosting coal use in traditional markets and opening new markets Increase Utilization at Existing Power PlantsSlide 20

Entering transportation markets can transform the energy space







- A plug-in hybrid is one entry for coal into the transportation market
  - *Base load generation can increase by filling in troughs during off-peak demand hours*

- Coal can be converted into an ultra-low-sulfur diesel fuel
  - *At current oil prices, a coal to liquids facility is economically feasible*

- Gasification can transform coal into a pipeline-quality natural gas
  - *IGCC & CCS should enable coal to prosper in a carbon constrained world*

Public policy initiatives aimed at domestic energy security are leading to energy legislation and financial incentives for clean coal technology development.

Slide 21

Source: ACI

Future of Arch CoalArch Coal, Inc.
Progressive. Responsible. Vital. Growing.
Source: ACI

Highest priced coal is less than half the price of natural gas and one-fifth the price of oil on a mm/Btu basisCoal may displace oil and natural gas since its reserves, located primarily in the U.S., provide domestic energy securityReserves not used in current production are often overlooked in the valuation of coal companies Participation potential in game-changing new technologies yet to be factored in
Other fossil fuels provide a reference point for coal prices `Majority of oil and natural gas reserves in the world are located in areas of political instability `Perceived value of a Btu is climbing ``
Key factors that favor coal for future value creation Slide 23 an
Source: ACI

Pursuing number of organic growth projects expected to result in incremental 23 mm tons per year by 2007 annualized Unique opportunities due to low capital requirements, strategic location of reserves and attractive geology
Vast majority of Arch’s production resets to market-based pricing over the next three yearsPlowing capital back into business is already under way ``Careful growth through acquisition is possible, if and when the right opportunities ariseParticipation in emerging technologies allows Arch to expand market for its coal
Arch has potential to generate significant free cash flow in the near future Slide 24 which is to identify the dark days of the previous cycle and are now poised to deliver superior returns to our shareholders We will do the right thing ... most profitable way to put capital back to workWe will continue to build our future on the three pillars of safety, environmental stewardship and productivityWe have built this advantageous position through the
Arch is focused on creating shareholder value Slide 25

Arch Coal, Inc. Analyst Day 2006Saint Louis, MissouriJune 7, 2006Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Arch Coal, Inc. Analyst Day 2006John W. EavesPresident & COOArch Coal, Inc.Saint Louis, MissouriJune 7, 2006Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.
Source: ACI

Our long-term success hinges on three crucial areas of employee performance

- Operating the world's safest coal mines
- Acting as highly responsible stewards of the land and good corporate citizens
- Achieving superior financial results:
  - Achieving industry-leading rates of productivity
  - Identifying continuous improvements and cost control initiatives
  - Serving the growing needs of our utility and industrial customers

Slide 2

Source: ACI

Production
1,2001,0008006004002000
/ e5 00 2 400 2 3020 2020
1020Source: Mine Safety & Health Administration
2000 U.S. Production (mm tons)
1995
1990 Fatalities
1985
U.S. Coal Mine Safety and Production Trends1980 1975 1970
300250200150100500
underscore the need for continued diligenceFatalities
The safety trend is positive, but recent events Slide 3

3.490.88 2005
3.861.402004 4.372003
Accident Rates Industry 5-Year Average = 4.30* Arch Coal 5-Year Average = 1.601.96*MSHA Mine Injury and Worktime Quarterly Statistics
4.93
Ranked by Lost-Time IncidentsPer 200,000 employee-hours worked2.212002
4.832001 1.57
6543210
Arch is focused on operating the industry’s safest minesSlide 4
Source: ACI

As a leader in mine safety, our practices often go above-and-beyond the law


4
5
6

- Arch's subsidiaries routinely over-comply with MSHA regulations, including:
  - *Extra caches of SCSRs*
  - *Lifelines*
  - *PED communication systems*
  - *Mine rescue teams*
- We're sharing our expertise with industry and Congress
- We're considering additional measures
  - *Refuge chambers*
  - *Test site for new communications*

Slide 5

Source: ACI

in 2004Coal-Mac awarded 2006 “Excellence in Subsidiaries earned West Virginia’s top reclamation award for past four years West Elk earns Pollution Prevention Award, Conservation Award and Outstanding Contemporaneous Reclamation Award in 2005 & 2006Public Service” Arch earns 2005 and 2004 U.S. Department of Interior “Director’s Award,” the nation’s top reclamation honor Arch earns U.S. Department of the Interior “Nati onal Good Neighbor Award” Earned 25 state and national awards in past five years, most recently: fff
Arch is a demonstrated leader inenvironmental performance, stewardship Slide 6
37Industry AvgSource: MSHA/Platts

59ArchUnderground Mines 2005 U.S. Productivity in Tons Per Employee-Shift82Industry Avg Surface Mines
284Arch
A skilled workforce, favorable reserves and the applicationof new technologies keep productivity strong Slide 7
+10%+17%+9%*Source: MSHA/Platts

Arch's large, modern mines are among the industry's most productive

2005 Productivity in tons per employee-shift


PRB
Industry Avg. excl. Arch
326
Arch Coal
360
+10%
CAPP (incl. Magnum)
Industry Avg. excl. Arch
30
Arch Coal
35
+17%
Western Bituminous
Industry Avg. excl. Arch
76
Arch Coal
83*
+9%*

*Arch impacted by West Elk mine shutdown in 4Q05

Source: MSHA/Platts

Slide 8

Safety performance Production rate Cost per ton
Each mine has site-specific targets, such as: ``` Incentive compensation payouts every month or quarter The Arch Coal President’s Awards given annually to operations for outstanding environmental or safety performance
Miners have incentives to maintain safe, productive and low-cost operations Slide 9

We're refining our approach to attracting and retaining industry's best employees


Arch Coal Turnover Rate
First Quarter Comparison
3%
2%
1%
0%
2.04%
0.22%
2.51%
0.28%
1Q05
1Q06
Arch Coal Turnover Rate
Annualized Comparison
15%
10%
5%
0%
8.19%
1.23%
10.04%
1.12%
2005
2006
(annualized)
Voluntary Turnover
Retirements

- We continue to remain focused on attracting and retaining quality employees, even in a tough employment market
- Arch Coal's breadth of jobs, advancement opportunities and our progressive culture give us an edge

Slide 10

Source: ACI

The strong performance by our operating regions reflects years of strategic planning Sales Price (1Q06, per ton) $60 $51.34 Old contracts continue $40 to roll-off $23.31 $17.53 $20 $11.34 New contracts $0 negotiated in favorable PRB WBIT CAPP ALL market conditions Operating Margin (1Q06, per ton) Managing costs $8 $6.28 $6.75 effectively $6 $3.65 $4 $2.70 Margins expanding
$2 $0 PRB WBIT CAPP ALL Slide 11 "All" (Consolidated) includes corporate, eliminations and other Source: ACI

Powder River BasinArch Coal, Inc.
Progressive. Responsible. Vital. Growing.

‘05Source: Platts
‘04 ‘03 ‘02 ‘01 ‘00 ‘99 ‘98
CAGR = 5.47%’97 Historical production(in millions of tons)’96 ‘95 ‘94 ‘93 ‘92
The Powder River Basin is the nation’s largest and fastest growing supply region500 450 400 350 300 250 200 150 100
Slide 13
Sources: ACI, Platts

19.6
Kiewit
43.5on i
tdaun oF
87.6ch r
(2005, mm tons)A
125.1ttoec
nen
K
Major Producers in Powder River Basin125.7ydo
abPe
Arch Coal is a top three producer in the Powder River Basin1501251007550250
Slide 14

Arch Coal's position in the Powder River Basin is growing


Buckskin
Kiewit
Rawhide
Peabody
Dryfork
Western Fuels
Eagle Butte
Foundation
Wyodak
Western Fuels
Caballo
Peabody
Belle Ayr
Foundation
Cordero-Rojo
Kennecott
Coal Creek
Arch Coal
Jacobs Ranch
Kennecott
Black Thunder
Arch Coal
North Antelope / Rochelle
Peabody
Antelope
Kennecott

- Two surface mines located on joint rail line
  - *Black Thunder*
    87.6mm tons in 2005
  - *Coal Creek*
    Restarting in 2006
    Targeting 15mm TPY

Source: ACI

Black Thunder is world's largest coal mine





Black Thunder

- Five draglines, 13 shovels, 71 haul trucks
- GPS-enabled dispatch system
- Workforce totals 950
- 1.5 billion tons of reserves
- Sold south loadout to Peabody for $84.6 million with plan to build new, state-of-the-art facility in more strategic location by 2008
  - *Arch has exclusive use of south loadout and rail spur through 9/30/08*

Slide 16

Source: ACI

Coal Creek expands Arch's operations in the Powder River Basin





Coal Creek

- Restarting; Test shipments commenced in May
- 236 million tons of low-sulfur reserves
- Exceptional geology
  - *Only 50 mm tons of coal mined at site since opened in 1982*
  - *Initial stripping ratios of less than 2:1*
- Investing $50 million to reopen
  - *Includes relocating, upgrading and erecting dragline*
  - *Other equipment*

Slide 17

Source: ACI

These expansions are projected to increase joint line capacity by 75 Source: ACI & Public Sources Western rails have doubled in joint line capacity since 1992 Plan to add nearly 75 miles of third and fourth main line tracks to the PRB joint line by 2008million tons Third main track being added on 18- mile section of joint line adjacent to Black Thunder CANAC has been retained to recommend how to take joint line to 490 mm tons of capacity
Railroad performance is expected to improve over timeSlide 18

Western Bituminous RegionArch Coal, Inc.
Progressive. Responsible. Vital. Growing.
Source: ACI

Arch Coal is the leading coal producer in the Western Bituminous Region
5.7 6.2
6.5
(2005, in mm tons)
Major Producers in Western Bituminous Region

Arch Coal operates three highly productive longwall
reserves in mines in Utah supported by 2 continuous miners mine supported by 2 continuous started May 2006 7.5 mm tons (2005) One of most productive mines in WBIT Longwall Workforce of 330 people 4.9 mm tons (2005) Longwallminers Workforce of 230 people Projected 3 mm tons Longwall One of few remaining longwallregion One of few Utah mines located on rail line Workforce of 180 people supported by 3 continuous

West Elk mine in Colorado is back on track
Reserve base of 130 mm tons 11,900 Btu/lb. and 1.0# SO2 Highly productive longwall miners Served by Union Pacific rail system Workforce of 400 employees

Central Appalachia Progressive. Responsible. Vital. Growing.

Arch has sharpened its focus in Central Appalachia
Superior geology High-quality coal Low cost structure
Focusing on assets with a significant competitive advantage Taking a more selective and focused approach Dramatically reduced legacy liabilities and attendant costs

Even after disposition, Arch is one of the largest producers in CAPP
(2005, in mm tons)
Major Producers in Central Appalachia
Mass
Arch sold select CAPP assets to Magnum Coal. These tons are reflected in stripes.

Our CAPP operations are located in West Virginia, Virginia and Kentucky mine 2.6 mm tons (2005) Continuous miner operation steam Located on NS and CSX rail 4.7 mm tons (2005) Longwall Located on NS Flexibility to ship met or steam
Lone Mountain Mingo Logan Mountain Laurel
3.2 mm tons (2005) Low-cost surface operation with excellent geology Excavator added in 2Q06 Steam coal Located on CSX and NS rail systems
2.3 mm tons (2005) Surface and deep (continuous miners) Flexibility to ship met or steam Located on NS system

Mountain Laurel complex expected to be cornerstone of Arch’s CAPP operations
Can be sold met or steam Projected 8 million TPY earlier this year second half of 2007 Longwall to begin operation in Prep plant began processing coal in Loadout online in July Permitting continues
Mountain Laurel Complex Located on CSX system Mountaineer II longwall mine Cardinal preparation plant and loadout facility Spruce No. 1 surface mine

Achieving Superior Financial Results
Progressive. Responsible. Vital. Growing.

We continue to seek new and inventive ways to drive down costs at all our mines
Efforts showed with improved margins in all regions in first quarter 2006
Intensifying process improvement efforts and extending best practices across all operations Shifted focus from optimizing production to optimizing margins Applying advanced technologies where true returns are possible Central purchasing creates stronger buying power and leverages preferred status among vendors

Equipment reliability delivers consistent productivity at Arch Coal
Infrared Thermography Vibration Analysis
Predictive maintenance saved more than $5 million in 2005 In 2006, expanding on predictive techniques and improving maintenance planning, scheduling, reporting and analysis Maintenance Engineer added to each mining complex Examples of predictive maintenance initiatives include:

Process improvement initiatives are increasing margins and profitability
Developing Prep Plant Best Practices Improved Conveyor Run-Time Extending Tire Life
Dedicated “Process Improvement Director”each mining complex Identify 3-5 projects per year per location with high degree of achievability and ROI Examples of process improvement initiatives include:

Tire life is just one example of a very successful process improvement initiative
Haul Truck Tire Life
Through the combined efforts of maintenance and operations, we’ve improved tire life by 32% so far Savings estimated at $3 million for 2004-2005 Our goal is to reach 7,000 hours per tire by continuing our efforts in tire and road maintenance and training

Operational strategy for achieving superior value for our stakeholders
Strengthen low-cost position in core basins by driving down costs through process improvement and predictive maintenance initiatives Maintain and improve upon already strong safety and environmental performance Continue to pursue profitable growth in core basins through organic growth, reserve additions and strategic acquisitions Capitalize on Arch’s strong reserve position, modern mines and innovative workforce

Arch Coal, Inc. Analyst Day 2006
Saint Louis, Missouri June 7, 2006
Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Arch Coal, Inc. Analyst Day 2006
David N. Warnecke Vice President, Marketing and Trading Arch Coal, Inc. Saint Louis, Missouri June 7, 2006 Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Agenda
U.S. Coal Market Overview U.S. Coal Pricing Update Overview of Low-Sulfur Basins in which Arch operates Arch’s Current Market Position

U.S. Coal Market Overview
Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Demand continues to grow at existing plants
Capacity Factor (%)
1998 1996 Consumption
1994 1992
Coal-based plants operated at 73% capacity factor average in 2005 Over 95MW of installed coal-based generating capacity (~30% of U.S. coal capacity) operated in excess of 80% capacity factor in 2005
Demand for coal for power generation continues to grow Excess capacity at existing plants represents lowest cost incremental MWHr for power generators ``

Utility stockpile levels may need to increase further
Utilities may desire to build stocks in advance of the expiration of the UMWA/BCOA labor agreement Utilities may be targeting higher stock levels going forward

New coal plants are on the horizon
Largest number of plants located in high-growth regions
New coal-fueled power plants coming on-line and will likely be fueled with PRB coal

New coal-based generation expected to come online by 2010
We expect most of these plants to consume PRB coal
Current coal-fired capacity is approximately 310GW Approximately 90GW of new coal-based generation has been announced, equating to over 300 mm tons of new coal demand Arch believes that over 20GW of new capacity will be constructed by 2010 (enough to consume over 65 mm tons) `

CAPP production has been on the decline Reserve degradation, permitting, labor
Central Appalachian production has declined by 18% since 1997 While prices for this coal remain at historical highs, production decrease will continue

Imports can grow, but challenges remain
Imported coal represents less than 3% of U.S. coal supply Delivered to U.S. Gulf, price is $61.95/short ton (12500 Btu basis) Assuming inland rail, delivered cost is more than current CAPP prices
Imports are increasing, however in small increments Colombian labor strike highlights risk of sea borne coal dependence Port expansions are on-going, however rail infrastructure improvements to handle this volume are behind Current spot price of Colombian coal is $53/mt (CIF Colombia)

Outside U.S., China and India are changing seaborne markets for international coal

U.S. Coal Pricing Update Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Coal prices remain very strong
PRB 8,800 Btu/lb. PRB 8800 pricing at $13.25/ton PRB 8400 pricing at $9.95/ton CAPP pricing in the $49.50-$56.75/ton range WBIT prices remain in the $39.25-$40.00/ton range
Coal prices remain well above historic levels (2007 delivery)

Coal prices have potential to increase further Marginal cost of CAPP production increasing Demand continues to be very strong, with new generation becoming a real factor in next four years

Forward Cost Curve Additional scrubbing capacity is planned Conversely, utilities in CAIR states will need two allowances for
Despite recent declines, market is still paying a significant premium for low-sulfur coal Forward price strip anticipates that premium will continue

Overview of Low-Sulfur Basins where Arch operates Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Bulk of coal demand growth is likely to benefit Powder River Basin New plants across the country Blend fuel for plants east of Mississippi Ohio River and Great Lakes particularly attractive market
Expansion possibilities include Rail expansion projects will further extend reach

Demand for Western Bituminous coal could extend beyond current market
High-Btu blend-stock with PRB coal on the Ohio River/Lakes Core market of Nevada, Utah, and Colorado growing briskly New generation projects in Utah/Nevada
Market opportunity could approach 100 mm tons by 2010

Central Appalachia will retain a strong core demand despite supply challenges economic growth in the potential for exports to Europe and Brazil Continuing strong Southeast Met market expansion
Strong core demand remains intact, even as supply declines Expansion in demand Core market place: Rail-served plants in the Southeast and Upper Midwest

Arch sees current supply portfolio well-positioned for CAIR CAPP coal regions are 200 rail miles closer to this marketplace Congested I-95 corridor currently near capacity
One of the fastest growing U.S. markets for electric power Current rail corridors limit competition from NAPP NAPP capable of only modest production growth Original boilers favor CAPP coal Ash fusion characteristics suited for CAPP coal Some scrubber designs require low-sulfur coal
Southeast is highly dependant on CAPP Many Southeast utilities remain principally focused on CAPP coal

Currently scrubbed plants in the Southeast use large quantities of CAPP coal
Geographically closer to these power plants, so transportation costs are lower Better plant operating efficiencies (i.e. less parasitic loss and lower sorbent material costs)
SE/Rail
Current scrubbed plants in the Southeast use CAPP coal because it is the most economic choice

Arch’s Current Market Position Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Arch is layering in new contracts while maintaining exposure to market dynamics Unpriced tons (in millions, at 3/31/06)

Fundamental changes in Arch’s coal contracts Indexed to third party prices Explicit escalators to cover specific cost items
Typically have “market adjustment provisions” Arch open to creative approaches ensuring ROA(i.e. all-in cost plus ROI)
Terms & conditions near bilateral Embedded volume options all but gone Sourcing flexibility has become the norm Payment terms have been shortened Term agreements are making a comeback Indication that many utilities desire to secure their base-load fuel supply with a credit worthy producer

Arch is a preferred supplier to the power generation industry While difficult to quantify, Arch believes it is a sought-after participant in many utility supply portfolios needs
Customers’ reliability State commissions are questioning utilities about the merit of signing supply agreements with producers with limited financial wherewithal Broad national portfolio of mines Diverse product slate Significant shipper on all four Class-1 railroads and inland waterways
Excellent reputation for honoring contracts

Arch Coal, Inc. Analyst Day 2006
Saint Louis, Missouri June 7, 2006 Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Arch Coal, Inc. Analyst Day 2006 David B. Peugh Vice President, Business Development Arch Coal, Inc. Saint Louis, Missouri June 7, 2006 Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Arch has strengthened the company through successful transactions
Acquired assets in the trough of the cycle Assembled highly strategic assets at a time when other producers were exiting the industry Focused on low-sulfur assets leading up to the implementation of Phase II of the Clean Air Act Built an inventory of attractive reserves that will enable Arch to continue to grow organically Monetized certain assets and used proceeds to fund more strategic opportunities

Overview of Key Arch Transactions Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

Ashland Coal Merger Central Appalachia
Illinois Wyoming
Arch was formed in June 1997 with the merger of Ashland Coal and Arch Mineral The merger established Arch as a leading producer of low-sulfur coal in the eastern United States

ARCO Acquisition Powder River Basin Western Bituminous Region Black Thunder and Coal Creek in PRB West Elk and 65% of Canyon Fuel in WBIT Quadrupled Arch’s coal production Acquired reserves of 1.3B tons Enhanced cash flow generation Became second largest coal producer in the U.S. Operations in all major low-sulfur basins
Arch acquired core operations in the western U.S. in June 1998 Transaction valued at $1.14B Established Arch as a national, multi-regional producer of low-sulfur coal

Canyon Fuel Acquisition
Dugout Canyon
Utah mining operations consolidated on Arch’s financial statements after purchase Pricing in region has increased approximately 25% since transaction
Purchased remaining 35% in July 2004 Transaction valued at $97.4MM Solidified Arch’s position as producer of low-sulfur western bituminous coal

North Rochelle Acquisition Two mines share 5.5 mile property line Identified initial synergies of over $20 mm Reserve base of 226 mm tons
Arch expanded its position in the PRB by acquiring Triton’s North Rochelle mine in August 2004 Transaction valued at $309 mm, net of the sale of the Buckskin mine North Rochelle mine was integrated with the operations of Black Thunder, creating the world’s largest coal mine

Federal Lease Acquisitions
Arch added reserves in the PRB through its acquisition of the Thundercloud federal reserve tract in October 1998 Arch further expanded its PRB reserves with Little Thunder acquisition in September 2004 Allowed Arch to obtain high-quality, low-sulfur coal reserves and to expand its low-cost operations at Black Thunder Also expanded WBIT operations with federal lease acquisitions at Canyon Fuel and West Elk

Arch has proven to be adept at growing via acquisition
Identifying opportunities Executing strategies Integrating operations efficiently Arch has historically grown by acquisition, with expertise in

Key Divestitures Strengthened balance sheet Sharpened focus in CAPP Hobet 21 Arch of West Virginia Samples Campbells Creek
Magnum Transaction Sold stock in 3 subsidiaries, including 4 associated mines and reserves. Mines included in the sale: Transaction enabled Arch to lower risk of the company by substantially reducing legacy liabilities by over $500 mm

Dynamics of MajorCoal Supply Basins Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.

(mm) 5042302511
(-17 mm) (-51 mm)
Northern Appalachia -11% Central Appalachia-18% (-1 mm) Tons Source: MSHA/Platts Southern Appalachia -1%
Basin
Gulf Lignite (-7 mm)
(-19 mm) -12% Producing Gulf LigniteFour CornersNorthern LigniteSouthern AppalachiaOther
(1 mm)Illinois Basin -17% +2% (mm) 4302361389378 Northern Lignite(1 mm) 2005 Regional Production (Change in Output by Region since 1997) Tons
Other: +13% Basin (125 mm) (7 mm) (3 mm)
Powder River Basin +41% Western Bituminous+10% Four Corners +9% Producing Powder River BasinCentral AppalachiaNorthern AppalachiaIllinois BasinWestern Bituminous
Major supply shifts are underway in U.S. coal market Slide 12
Source: ACI
Reserve base continues to degrade and deplete Arch projects output will fall below 200 mm tons by 2010 Reserve degradation in process, but at a slower pace Arch projects modest growth through 2010 Announced projects require significant capital, development of seams other than Pitt 8, or are continuous miner operations As a result, marginal production costs are likely to increase Has been in degradation for some time

Appalachian region is in decline Central Appalachia ` ` Northern Appalachia ` ` ` ` Southern Appalachia ` Arch expects CAPP and SAPP to decline more than NAPP grows Slide 13
Source: ACI

Illinois and Lignite regions face challenges to grow

- Illinois Basin
  - *Low-cost surface reserves largely exhausted*
  - *Low-cost underground reserves being depleted*
  - *Next generation of mines likely to employ longwalls*
  - *Significant capital requirements*
  - *Risky investment without base of long-term contracts*
  - *Growth likely to be modest until majority of new scrubbers installed*
  - *Even then, longwall mines will take years to develop*
  - *Arch believes Illinois will be developed, but appears to be a second decade event*
- Gulf/Northern Lignite
  - *Captive market*



Source: ACI

Slide 14

Some western regions can grow with investment

- Powder River Basin
  - *Economics will remain compelling*
  - *Source of most new supply growth over next 5 years, in Arch's view*
  - *Potential to grow substantially, but will require significant investment of time and money*
- Western Bituminous
  - *Limited prospects for growth*
  - *Some competitors near end of reserve life*
  - *Few longwall mineable reserves left*



Slide 15

Source: ACI

Arch’s Evolving Strategy Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.
Source: ACI

Current operations in PRB, WBIT and CAPP Aren’t limiting ourselves to this strategy as we look ahead Large scale, low-cost mines with quality reserves is criteria used for basis of acquisition opportunities Domestic opportunities still exist International opportunities may exist where Arch can partner to share best practices and add value
Our focus has been low-sulfur ` ` With any resource business, acquiring and developing reserves is an essential component ` Changing national and international landscape will dictate where opportunities lie ` `
Where does Arch go from here? Slide 17

Arch has three avenues with which to pursue growth strategies

- Organic growth remains a centerpiece of our strategy

Powder River Basin	***Western Bituminous***	***Central Appalachia***
Coal Creek	Skyline	Mt. Laurel

- M&A remains a contributor to growth in an extractive industry
  - *Both federal lease reserve and mine acquisitions*
  - *Will remain judicious in spending and not overpay*

- Potential to participate in technologies to move along the value chain
  - *Create new markets for coal supply beyond electric generation*

Slide 18

Source: ACI

Arch has three avenues with which to pursue growth strategies
Source: ACI
Eastern Chemical, IGCC plants in IN & FL
Two-step process involving gasification and liquefaction Increasingly stringent diesel requirements (CA) Constraints to refining capacity Fueled German war machine in WWII Sasol operates 2 CTL facilities today in S. Africa New projects using gasification or liquefaction » Public policy geared to domestic energy security DoD interested in a single battlefield fuel
CTL viewed as economic at $35-$40/bbl oil ` ` ` Proven technology ` ` ` Government incentives could facilitate adoption ` `
Conversion technologies are increasingly economically viable at elevated oil & gas prices Slide 19
Source: ACI

Technology works, but how quickly will a new plant achieve targeted utilization rates? Several leading FT providers have yet to employ technology at full-scale plants
Uncertainty about future oil prices Perceived first-mover disadvantage Scaling up of the liquefaction process ` ` Concerns about future constraints on CO
So why aren’t new plants already under development? Slide 20

[Graphic Appears Here]
Source: ACI

CTL hinges on low-cost fuel source Can leverage current undeveloped reserves Long-term supply agreements with current operations to supply coal to a CTL facility Opportunities for equity participation Expect to be presented with attractive opportunities
Small number of players in the industry that can provide the reserve base to participate as a host to a CTL facility ` Role for Arch to play as a fuel supplier ` ` Arch can leverage its strategic position to participate more fully in Btu-conversion technologies ` `
Arch can leverage its existing asset base to participate Slide 22

Source: ACI
DKRW granted option on Arch’s reserves Arch operates coal mine Proximity to pipeline system Equity stake
Construct CTL facility on Arch’s Carbon Basin reserves ` `` Licensed for GE gasifier and Rentech FT process Potential for Arch’s role to expand `

Option to build plant adjacent to Coal Creek mine Arch to become the fuel supplier for the plant (coal supply agreement) Equity stake
Arch has option to expand its current participation in Btu conversion technologies Process enriches and upgrades low-grade subbituminous coal and lignite into a high Btu, low moisture, low emission product Potential for Arch’s role to expand ` ` ` Slide 23
Organic growth projects in key operating basins continue to provide the central vehicle for growth Acquisitions provide an additional avenue for growth and one in which Arch has demonstrated proficiency Btu conversion technologies can create an entire new market for coal and provide significant upside
Arch’s future strategic growth possibilities are exciting Slide 24

Arch Coal, Inc. Analyst Day 2006 Saint Louis, MissouriJune 7, 2006 Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.
Arch Coal, Inc. Analyst Day 2006 Robert J. MesseySenior Vice President and Chief Financial OfficerArch Coal, Inc. Saint Louis, MissouriJune 7, 2006 Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.
“plans,” “intends,” that is, statements related to future, not “anticipates,”
– Forward-looking statements by their nature address matters that are, to In this context, forward-looking statements often address our expected future business or “will.” “seeks,”

Forward-looking information This presentation contains “forward-looking statements”past, events.and financial performance, and often contain words such as “expects,”“believes,”different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. Slide 2
Source: ACI

Magnum transaction completed in December 2005 Peabody swap effectuated in December 2005 Preferred stock conversion to common in December 2005 $100 mm asset securitization program launched in February 2006 Renewed shelf registration to maintain flexibility in March 2006 2-for-1 common stock split effective May 16, 2006 Dividend increase of 50% beginning in June 2006
Arch has been busy in recent months Slide 3

45.3% 12/31/05 12/31/04 Source: ACI
12/30/03 12/31/02 12/31/01
Total Debt as Percentage of Capitalization 84.0% 12/31/00 Total Debt ($ in millions) $982 12/31/05

$1,370 12/31/98 Arch has significantly reduced its debt level since 1998 Current debt to capital ratio is in the targeted range for Arch and is comparable to major coal competitors
Arch is committed to maintaining astrong balance sheet Slide 4

Workers’ CompReclamation $285Arch Coal OPEBs $385 Competitor #4 Source: SEC filings compiled by ACI
12/31/05 (in mm) $639 Competitor #3 Legacy Liabilities of Largest U.S. Coal Companies $1,733 Competitor #2
$2,772 Competitor #1
Arch has the industry’s cleanest balance sheet among major coal producers Slide 5

Source: ACI
Expect to generate significant free cash flow in 2007 and 2008 as majority of contracts roll over to market pricing Capacity of $700 mm is substantially all undrawn Gives Arch an additional $100 mm of liquidity Reduced exposure to surety market by $230 mm Represents approximately $4 mm in annual savings
Internally generated cash flow f Revolver funding f Asset securitization f Self-bonding f f
Arch has liquidity to fund its future growth Slide 6

ceD Source: ACI
Nov
Oct
Sep
Aug
ul J 2006 nJu 2005
Days Sales Outstanding May 33.98 32.45 Apr

Mar Close to 80% of customers are investment grade companies
Feb
Focused on credit worthiness of customers f
Arch has focused on improving its working capital position # of days 40 35 30 25 Jan Slide 7
Source: ACI

Q1 2005 37.0 $600.5 519.6 50.9 22.3 26.0 6.6 $0.07 $76.9 Highlights Q1 2006 31.7 $634.6 483.0 45.8 17.9 94.1 60.7 $0.84 $140.0
Financial
Select Reported Tons Sold Note: Reconciliation appears on last page of handout
In millions (except per share data) Revenue COS DD&A SG&A Income from Operations Net Income EPS Adjusted EBITDA
Arch’s recent financial results validate its strategy Slide 8

$23.31 1Q06 $17.53 1Q06 Source: ACI
Western Bituminous (sales price per ton) $19.01 FY05 Consolidated (sales price per ton) $17.25 FY05 $15.67 FY04 $15.34 FY04 $30.00 $20.00 $10.00 $0.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00
$11.34 1Q06 $51.34 1Q06
Powder River Basin (sales price per ton) $8.26 FY05 Central Appalachia (sales price per ton) $42.73 FY05 $7.20 FY04 $36.08 FY04 $15.00 $10.00 $5.00 $0.00 $75.00 $50.00 $25.00 $0.00
Arch has sequentially improved its pricing realization per ton Slide 9

(2007 delivery) $13.25**$39.25-$40.00$49.50-$56.75
CO/UT 11,700 Btu/Lb. 1/1/2006 Spot Prices per Ton Source: ACI, United & Argus
Coal Daily (6/2/06) 1/1/2005 Per-Ton Realization(1Q06) $11.34$23.31$51.34
CAPP NYMEX allowance price of $585 1/1/2004 Targeted Sales* (in mm tons) 100+20+13-14 2
PRB 8,800 Btu/lb. Arch’s average per-ton realization by basin vs. current spot price From operations (excludes brokered tons)Includes a premium of almost $0.80 per ton vs. benchmark for ultra-low-sulfur Black

200% 150% 100% 50% 0% -50% 1/1/2003 *** Thunder coal, based on an SO
Percent change in spot prices by basin Based on prices quoted in since Jan 2003Change % Operating Region Powder River BasinWestern BituminousCentral Appalachia Slide 10
1Q06 Operating cost 1Q06 Operating cost Source: ACI (per ton basis) FY05 (per ton basis) FY05 Western Bituminous Sales price Consolidated Sales price FY04FY04 $25.00 $20.00 $15.00 $10.00 $5.00$25.00 $20.00 $15.00 $10.00 $5.00 1Q06 Operating cost 1Q06 Operating cost (per ton basis) FY05 (per ton basis) FY05
Powder River Basin Sales price Central Appalachia Sales price FY04 FY04 Note: Operating cost per ton represent fully loaded cost including DD&A.
Arch achieved margin expansion in all regions in 1Q06 $15.00 $10.00 $5.00 $0.00 $55.00 $45.00 $35.00 $25.00 $15.00 Slide 11
Source: ACI

Percentage depletion accounting for resource companies Arch projects that it will be an AMT payer for next several years Book taxes at 10% (AMT less valuation allowance changes) Over long-term, expect cash taxes to be in line with book taxes Valuation allowance established to reserve NOL and AMT credits Expect valuation allowance to be reduced as NOL and AMT credits are utilized
Why is Arch an AMT payer? f f Cash vs. book taxes f f Arch has accumulated a significant deferred tax asset offset by a valuation allowance f f
Arch expects to be an AMT tax payer for the next several years Slide 12 mine, by Source: ACI Reserve Additions($130 million) Maintenance/Replacement($165 million)
$550 Million Projected for 2006 Capital Spending Major Expansion Projects($185 million)
Productivity Enhancements($70 million) Expansion projects: Mountaineer II longwall mine, Spruce surfaceSkyline’s North Lease longwall mine, Coal Creek surface mine Reserve additions: Little Thunder federal lease reserve payment Identified expansion projects will boost wholly owned productionaround 23 million tpy in 2007 annualized
Arch has the financial flexibility to support maintenance and organic growth projects Slide 13
Source: ACI

Three major organic growth projects currently in progress Share repurchase Dividend increase
Invest in core businesses to enhance profit growth and return on capital f Constantly evaluating opportunities to further upgrade and expand reserve base Consider acquisitions or investments that strategically fit and create shareholder value Arch believes its current level of debt is appropriate If growth opportunities are not sufficiently attractive, we will return cash to shareholders via f f
Arch prioritizes its use of free cash flow Slide 14

Panel Q&A Discussion Arch Coal, Inc.
Progressive. Responsible. Vital. Growing.
6,575 700 16,226 50,903 2,451 76,85576,855 9,937 86,792 2005 March 31,(Unaudited) $ $$$ Three Months Ended 60,687 17,900 14,157 45,821 1,393 -